AIRGATE PCS, INC.

                                OPTION AGREEMENT


     THIS OPTION AGREEMENT is entered into by and between AIRGATE PCS, INC. (the "Company") and _____ (the "Optionee") in accordance with the terms and conditions of the 1999 Stock Option Plan adopted by the Company (the "Plan"), a copy of which is on file at the principal office of the Company.

The  Company  and  the  Optionee  hereby  agree  as  follows:

1.     OPTION OF SHARES.  The Optionee shall have the right from the date hereof
       ----------------
through the term hereof to purchase ___ shares of the $.01 par value common stock of the Company (such ___ shares, as may be adjusted in accordance with this Option Agreement, hereinafter referred to as the "Optioned Shares" and this option hereinafter referred to as the "Option").

2.     OPTION  PRICE.  The price per share for each of the Optioned Shares to be
       -------------
paid by the Optionee shall be ____ per share (hereinafter referred to as the "Option Price"), such Option Price having been determined in accordance with the Plan.

3.     EXERCISE  AND  TERM  OF  OPTION.  This  Option  may  be exercised only by
       -------------------------------
delivery by the Optionee to the Company or the Company's delegate of written notice of exercise executed by the Optionee on the exercise form set forth as
Exhibit  A  attached  hereto  and  made a part hereof, which exercise form shall
  --------
identify  this  Option, together with the number of shares with respect to which
  --
the Optionee is exercising the Option. The Optionee may exercise this Option for less than the full number of the Optioned Shares, but such exercise shall not be made for less than twenty-five percent (25%) of the then-exercisable number of Optioned Shares. Subject to the other restrictions on exercisability set forth herein and in the Plan, the unexercised portion of the Optioned Shares may be exercised at a later date by the Optionee; the twenty-five percent (25%) requirement set forth above shall not apply to any exercise of this Option in which all of the remaining Optioned Shares which are then-exercisable are exercised. Notwithstanding any provisions herein to the contrary, this Option shall not be exercisable either in whole or in part after whichever of the following first occurs:

     (i) Month ___, 20__; (10 years minus one day from date of Board Resolution - if resolution list of Optionees is adopted on January 21, 2000, then this date is January 20, 2010.)

     (ii) if the Optionee was not, at all times during the period beginning on the date hereof and ending on the date three (3) months before the proposed date of exercise of this Option, in Continuous Status as an Employee, except if such cessation of Continuous Status as an Employee was caused by the death of the Optionee or occurred before the Option otherwise expired, in which case such period shall end on the date six (6) months following the date of death, and except if such cessation of Continuous Status as an Employee was as a result of the total and permanent disability of the Optionee as defined in the Plan, in which case, such period shall end on the date twelve (12) months from the date of Optionee's cessation in Continuous Status as an Employee be reason of such disability;

     (iii) the date upon which the stockholders of the Company have voted to liquidate or dissolve the Company; or

(iv) to the extent exercisability of the Option is limited in accordance with the conditions set forth in Exhibit B attached hereto and made a part
                                       ---------
hereof.

4.     OPTION  NON-TRANSFERABLE.  During  the  lifetime  of  the  Optionee, this
       ------------------------
Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee and, subject to Paragraph 5 below, no other person shall acquire any rights in this Option.

5.     DEATH  OF  OPTIONEE AND TRANSFER OF OPTION.  In the event of the death of
       ------------------------------------------
the  Optionee,  the  unexercised  portion  of  this Option owned by the deceased
Optionee shall be exercisable to the extent provided in Paragraph 3 by the executors or administrators of the estate of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Such exercise shall be effected in accordance with the terms set forth in Paragraph 3 as if such executor, administrator or legatee was the Optionee herein. For purposes of Paragraph 3(iv), above, the determination of the vested percentage shall be made on the earlier of the date of cessation of Continuous Status as an Employee or the date of death, as applicable. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

6.     MEDIUM  AND  TIME  OF  PAYMENT.  The Option Price shall be payable by the
       ------------------------------
Optionee (or his successors in accordance with Paragraph 5 above) upon exercise of this Option in cash. Without limiting the foregoing, if the Optionee is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, he may in addition be allowed to pay all or part of the purchase price with Shares. Shares used by officers or directors to pay the exercise price shall be valued at their fair market value on the exercise date.

7.     DELIVERY  OF  STOCK  CERTIFICATES.  Except  as  provided  in Exhibit B or
       ---------------------------------                            ---------
Exhibit  C, as promptly as practicable after the date of exercise of this Option
     -----
and the receipt by the Company of full payment therefor, the Company shall deliver to the Optionee a stock certificate representing the stock of the Company so purchased.

8.     STATUS  OF  OPTION.  This  Option  is  intended  to be an Incentive Stock
       ------------------
Option.

9.     OTHER  TERMS AND CONDITIONS.  In addition to the terms and conditions set
       ---------------------------
forth herein, this Option is subject to and governed by the other terms and conditions set forth in the Plan, which other terms and conditions are hereby incorporated by reference. In the case of express conflict, the provisions of this Option Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of this __st day of Month, 20__. (Date of this Option Agreement determined by date created after Board Resolution approves Optionee.)

COMPANY:

AIRGATE  PCS,  INC.


By:_____________________________________
Title:  President  and  CEO

                                [CORPORATE SEAL]

OPTIONEE:


_______________________________________
Name: ___________ (Type in full name of Optionee here as it appears in first paragraph of agreement.)

                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
     The undersigned Optionee hereby exercises his option to purchase __________ shares subject to the Option Agreement between AIRGATE PCS, INC. and the undersigned Optionee dated ____________________. The undersigned Optionee hereby delivers, together with this written statement of exercise, payment of the full Option Price for the exercised shares.

     This  _____  day  of  _______________,  _____.
                                      OPTIONEE:


                                      ____________________________________

AIRGATE PCS, INC. hereby acknowledges receipt of the above notice of exercise and payment of the Option Price, this _____ day of _______________, _____.

                                     AIRGATE  PCS,  INC.


                                     By:_________________________________
                                     Title:________________________________

                                              [CORPORATE  SEAL]

                                    EXHIBIT B
                                    ---------

                                   "EXHIBIT 2"
                                   -----------

                     CONDITIONS TO EXERCISE OF STOCK OPTIONS



             NUMBER OF FULL MONTHS OF            PERCENTAGE OF OPTIONED
             CONTINUOUS STATUS AS AN              SHARES WHICH OPTIONEE
               EMPLOYEE BY OPTIONEE            HAS A VESTED RIGHT TO ACQUIRE
                SINCE DATE OF HIRE:
              -------------------             -------------------------------

                 Less than 12                            25%
                  -----------                            ---
                    12 - 14                              25%
                    -------                              ---
                    15 - 17                              30%
                    -------                              ---
                    18 - 20                              35%
                    -------                              ---
                    21 - 23                              40%
                    -------                              ---
                    24 - 26                              45%
                    -------                              ---
                    27 - 29                              50%
                    -------                              ---
                    30 - 32                              55%
                    -------                              ---
                    33 - 35                              60%
                    -------                              ---
                    36 - 38                              65%
                    -------                              ---
                    39 - 41                              70%
                    -------                              ---
                    42 - 44                              75%
                    -------                              ---
                    45 - 47                              80%
                    -------                              ---
                    48 - 50                              85%
                    -------                              ---
                    51 - 53                              90%
                    -------                              ---
                    54 - 56                              95%
                    -------                              ---
                    57 or more                          100%
                   ----------                           ----


     1. For purposes of computing the number of Optioned Shares which Optionee has a right to acquire by exercise of this Option in accordance with the vesting schedule set forth above, fractional shares shall be disregarded and the next lower whole number of shares shall be used, rounding all fractions downward.

     2. Notwithstanding the foregoing vesting schedule, if Optionee's Continuous Status as an Employee has not terminated at the time of a Change of Control (as defined below), the exercise of the Option shall be vested to the same extent as if Optionee were credited with additional full months of Continuous Status as an Employee equal to one-half (rounded to the next lowest integer) of the number of months remaining until Optionee is 100% vested. For example, if a Change of Control occurs after the Offering at a time Optionee has 24 such months of such Continuous Status, then he will be deemed to have 40 months of such Continuous Status [i.e., 24 + 1/2 (57 - 24) = 40.5, or 40]. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if, after the Offering, there is a Control Transaction (as defined below) and any entity, person or Group (as defined below) other than the Company or its Parent or Subsidiary or their officers, directors or shareholders as of the date hereof acquires shares of the Company or its Parent in a transaction (or series of transactions within a consecutive twelve (12) month period) that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the total number of outstanding shares entitled to vote to elect members of the Board of Directors (without distinction as to class) of the Company or its Parent.

     As used herein, "Control Transaction" shall mean (i) any tender offer for or acquisition of capital stock of the Company or and its Parent or (ii) any merger, consolidation, or sale of all or substantially all of the assets of the Company or its Parent which has been approved by the shareholders thereof, but expressly excludes any public offering of capital stock by the Company or its Parent. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

     3. Notwithstanding the foregoing, Optionee may not exercise this Option as to any Optioned Shares prior to April 15, 2000 (unless Optionee's employment is terminated involuntarily by the Company).

                                    EXHIBIT B
                                    ---------

                                   "EXHIBIT 3"

                     CONDITIONS TO EXERCISE OF STOCK OPTIONS




             NUMBER OF FULL MONTHS OF            PERCENTAGE OF OPTIONED
             CONTINUOUS STATUS AS AN              SHARES WHICH OPTIONEE
               EMPLOYEE BY OPTIONEE            HAS A VESTED RIGHT TO ACQUIRE
                SINCE DATE OF HIRE:
              -------------------             -------------------------------

                 Less than 12                            25%
                  -----------                            ---
                    12 - 14                              25%
                    -------                              ---
                    15 - 17                              30%
                    -------                              ---
                    18 - 20                              35%
                    -------                              ---
                    21 - 23                              40%
                    -------                              ---
                    24 - 26                              45%
                    -------                              ---
                    27 - 29                              50%
                    -------                              ---
                    30 - 32                              55%
                    -------                              ---
                    33 - 35                              60%
                    -------                              ---
                    36 - 38                              65%
                    -------                              ---
                    39 - 41                              70%
                    -------                              ---
                    42 - 44                              75%
                    -------                              ---
                    45 - 47                              80%
                    -------                              ---
                    48 - 50                              85%
                    -------                              ---
                    51 - 53                              90%
                    -------                              ---
                    54 - 56                              95%
                    -------                              ---
                    57 or more                          100%
                   ----------                           ----


     1. For purposes of computing the number of Optioned Shares which Optionee has a right to acquire by exercise of this Option in accordance with the vesting schedule set forth above, fractional shares shall be disregarded and the next lower whole number of shares shall be used, rounding all fractions downward.

     2. Notwithstanding the foregoing vesting schedule, if Optionee's Continuous Status as an Employee has not terminated at the time of a Change of Control (as defined below), the exercise of the Option shall be vested to the same extent as if Optionee were credited with additional full months of Continuous Status as an Employee equal to one-half (rounded to the next lowest integer) of the number of months remaining until Optionee is 100% vested. For example, if a Change of Control occurs after the Offering at a time Optionee has 24 such months of such Continuous Status, then he will be deemed to have 40 months of such Continuous Status [i.e., 24 + 1/2 (57 - 24) = 40.5, or 40]. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if, after the Offering, there is a Control Transaction (as defined below) and any entity, person or Group (as defined below) other than the Company or its Parent or Subsidiary or their officers, directors or shareholders as of the date hereof acquires shares of the Company or its Parent in a transaction (or series of transactions within a consecutive twelve (12) month period) that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the total number of outstanding shares entitled to vote to elect members of the Board of Directors (without distinction as to class) of the Company or its Parent.

     As used herein, "Control Transaction" shall mean (i) any tender offer for or acquisition of capital stock of the Company or and its Parent or (ii) any merger, consolidation, or sale of all or substantially all of the assets of the Company or its Parent which has been approved by the shareholders thereof, but expressly excludes any public offering of capital stock by the Company or its Parent. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B
                                    ---------

                                   "EXHIBIT 4"

                     CONDITIONS TO EXERCISE OF STOCK OPTIONS


             NUMBER OF FULL MONTHS OF             PERCENTAGE OF OPTIONED
             CONTINUOUS STATUS AS AN              SHARES WHICH OPTIONEE
               EMPLOYEE BY OPTIONEE            HAS A VESTED RIGHT TO ACQUIRE
                SINCE DATE OF HIRE:
              -------------------             -------------------------------
                   Less than 24*                           0%
                  -------------                            --
                     24 - 26                           25.00%
                     -------                           ------
                     27 - 29                           31.25%
                     -------                           ------
                     30 - 32                           37.50%
                     -------                           ------
                     33 - 35                           43.75%
                     -------                           ------
                     36 - 38                           50.00%
                     -------                           ------
                     39 - 41                           56.25%
                     -------                           ------
                     42 - 44                           62.50%
                     -------                           ------
                     45 - 47                           68.75%
                     -------                           ------
                     48 - 50                           75.00%
                     -------                           ------
                     51 - 53                           81.25%
                     -------                           ------
                     54 - 56                           87.50%
                     -------                           ------
                     57 - 59                           93.75%
                     -------                           ------
                     60 or more                       100.00%
                     ----------                       -------
             *  Before  July  22,  2000

     1. The individuals governed by this "Exhibit 4" were hired for purposes hereof on July 22, 1998.

    2. For purposes of computing the number of Optioned Shares which Optionee has a right to acquire by exercise of this Option in accordance with the vesting schedule set forth above, fractional shares shall be disregarded and the next lower whole number of shares shall be used, rounding all fractions downward.

   3. Notwithstanding the foregoing vesting schedule, if Optionee's Continuous Status as an Employee has not terminated at the time of a Change of Control (as defined below), the exercise of the Option shall be vested to the same extent as if Optionee were credited with additional full months of Continuous Status as an Employee equal to one-half (rounded to the next lowest integer) of the number of months remaining until Optionee is 100% vested. For example, if a Change of Control occurs after the Offering at a time Optionee has 24 such months of such Continuous Status, then he will be deemed to have 42 months of such Continuous Status [i.e., 24 + 1/2 (60 - 24) = 42]. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if, after the Offering, there is a Control Transaction (as defined below) and any entity, person or Group (as defined below) other than the Company or its Parent or Subsidiary or their officers, directors or shareholders as of the date hereof acquires shares of the Company or its Parent in a transaction (or series of transactions within a consecutive twelve (12) month period) that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the total number of outstanding shares entitled to vote to elect members of the Board of Directors (without distinction as to class) of the Company or its Parent.

     As used herein, "Control Transaction" shall mean (i) any tender offer for or acquisition of capital stock of the Company or and its Parent or (ii) any merger, consolidation, or sale of all or substantially all of the assets of the Company or its Parent which has been approved by the shareholders thereof, but expressly excludes any public offering of capital stock by the Company or its Parent. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

     4. Notwithstanding the foregoing vesting schedule, if Optionee is involuntarily terminated by the Company without Cause, Optionee shall be 100% vested in all Optioned Shares effective as of date of such termination. For purposes of this paragraph 4, "Cause" shall mean (i) breach of the stock transfer restrictions set forth in Section 13 of Addendum II and Addendum III to the Management Agreement between the Company and SprintCom, Inc. dated July 22, 1998 (the "Management Agreement"), (ii) breach of the primary business restriction set forth in Section 14(a) of Addendum II of the Management Agreement, or (iii) breach of any covenant not to compete contained in the Management Agreement or any employment agreement now or hereafter entered into between Optionee and the Company.

                                    EXHIBIT C
                                    ---------

                            NONCOMPETITION AGREEMENT

     AGREEMENT entered into as of the ____ day of __________, _____, between AIRGATE PCS, INC., a Delaware corporation ("Employer"), and ________________________ ("Employee").

     Employer  is  in  the business of _________________________________________
(the "Business"). Employee currently is, or at the time of his termination was, employed by Employer as ________________________________ of Employer (the "Capacity").

     To protect Employer"s legitimate interests, Employer and Employee find it necessary and appropriate to restrict competition and certain other activities by Employee, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the issuance of AirGate PCS, Inc. stock to Employee as compensation, the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted by Employee, Employee agrees with Employer as follows:

     1.     USE  AND  DISCLOSURE OF CONFIDENTIAL INFORMATION.  During the period
            ------------------------------------------------
of two (2) years after Employee's employment has terminated for any reason whatsoever (or, in the case of trade secrets, for so long as the information in question remains a trade secret) and during any period Employee is employed by Employer hereafter, Employee shall not, without the prior written consent of Employer, directly or indirectly, divulge, disclose or publish to any person or entity, or reproduce or use in any way, except only as required for the benefit of Employer, any Confidential Information (as defined herein). Upon Employer's request and, in any event, upon the termination of Employee's employment with Employer for any reason whatsoever, Employee shall immediately return any reproductions of Confidential Information to Employer. For purposes of this Agreement, "Confidential Information" means any trade secrets and any information relating to Employer's business that is competitively sensitive and not generally known by the public, including processes, policies, procedures, techniques, designs, drawings, know-how, show-how, technical information, technology, specifications, products, computer programs (including computer programs developed, improved or modified by Employee for or on behalf of Employer for use in Employer's business), algorithms, systems, methods of operation, order entry forms, price lists, customer lists, customer information, solicitation leads, marketing research data, marketing and advertising materials and methods and manuals and forms, all of which pertain to the Business. Confidential Information does not include any information which (i) is available in published print or otherwise known to the public, unless published or made known as a result of acts or omissions of Employee, or (ii) is lawfully obtained by Employee in writing from a third party who did not acquire such confidential information or trade secret, directly or indirectly, from Employee or Employer.

     2.     COMPETITION.  During  the  period  of  eighteen  (18)  months  after
            -----------
Employee's employment has terminated for any reason whatsoever and during any period Employee is employed by Employer hereafter, Employee shall not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, firm or entity --

     (a)     Engage  in  the  Business,  in  the  same  or a similar capacity as
Employee  has  been  employed  by  Employer,  anywhere  within
______________________________________________________________________
_
__________ (the "Territory"), provided that, if Employee's employment with Employer is ended, the prohibition of this Section 2(a) applies only to the locations within such Territory where Employee actually was working during the six months immediately preceding the time Employee's employment with Employer ended;

     (b) Initiate any action to solicit in competition with the Business of Employer or to divert or attempt to divert from Employer the Business of any person, firm or entity for which Employer provided services in connection with the Business at any time during the period of twenty-four (24) months immediately preceding the time of such solicitation, diversion or attempt to divert and with whom Employee had material contact in the course of Employee's employment with Employer; or

(c) Initiate any action to hire for any other employer any employee of the Employer or directly or indirectly cause any employee of the Employer to leave his employment in order to work for another.

     Employee acknowledges that Employer has conducted and expects to conduct its business throughout the Territory and that Employer expects that during the aforesaid period, Employer will continue to expand its business throughout the Territory and that this expectation is realistic; that Employee shall be engaged in Employer's business, in the Capacity, with respect to Employer's activities throughout the Territory; and that because of Employee's association with Employer, Employer's business would be seriously and irreparably harmed if Employee were to compete with Employer in the manner prohibited above.

     3.     REPURCHASE  OPTIONS.
            -------------------

     (a) If Employee breaches his obligations under Section 1 or Section 2 hereof, Employer or AirGate PCS, Inc. shall have the option to repurchase any and all shares then owned by Employee and acquired by Employee pursuant to the AIRGATE PCS, INC. 1999 Stock Option Plan (the "Plan") at a purchase price equal to Employee's Option Price thereunder. Employer or AirGate PCS, Inc. shall exercise its option by notifying Employee of such exercise in writing, within ten (10) days of which Employee shall deliver certificates for such shares, duly endorsed in blank, free and clear of all liens and encumbrances, and Employer or AirGate PCS, Inc. shall concurrently deliver payment therefor. If Employee fails to so deliver such certificates, AirGate PCS, Inc. may cancel such shares of record and deposit payment into escrow, for release to Employee pending delivery of the endorsed share certificates. Following full satisfaction by Employee of his obligations pursuant to this Section 3, Employer agrees to release Employee from his covenants in Section 2(a).

     (b) If, after termination of employment, Employee disparages Employer or any officer, director, shareholder, employee or representative of Employer, then without regard to whether Employee has breached his obligations under
Section 2 hereof, Employer or AirGate PCS, Inc. shall have the option to repurchase any and all shares then owned by Employee and acquired by Employee pursuant to the Plan at the option price and in the same manner as is provided in Section 3(a); provided, however, the last sentence of Section 3(a) shall not apply.

     4.     INJUNCTION.  As  any  breach  by  Employee  of  any of the covenants
            ----------
contained in this Agreement would result in irreparable injury to Employer, and as the damages arising out of any such breach would be difficult to ascertain, Employee agrees that, in addition to all other remedies provided by law or in equity, Employer shall be entitled to an injunction against any such breach, whether actual or contemplated.

     5.     SETOFF.  Employer  or AirGate PCS, Inc. shall be entitled to set off
            ------
against any compensation, commissions and other payments of any kind owed to Employee any amounts owing to Employer or AirGate PCS, Inc. as a result of a breach of this Agreement or otherwise.

     6.     MODIFICATION.  Should  any  provision  of this Agreement be declared
            ------------
unenforceable by a court of competent jurisdiction, the parties request that such court modify such provision in a manner consistent with the intent of this Agreement so that it shall be enforceable as modified to the greatest extent, in the largest territory, and for the longest duration as may be permitted by law.

7.     SEVERABILITY.    If  any provision of this Agreement shall for any reason
       ------------
be held illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect or impair the validity or enforceability of the remaining provisions of this Agreement.

     8.     CUMULATIVE  RIGHTS.  Any  rights and remedies of Employer or AirGate
            ------------------
PCS, Inc. pursuant to this Agreement shall be in addition to and cumulative of, and shall in no way limit or supersede, any other rights and remedies Employer or AirGate PCS, Inc. may have under law or in equity or pursuant to any other agreement with Employee.

     9.     MISCELLANEOUS.  As  to  the  subject  matter  hereof, this Agreement
            -------------
supersedes any and all other agreements, either oral or in writing, between the parties hereto and constitutes the entire agreement between the parties. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged. Failure or delay of either party to insist upon compliance with any provision hereof will not operate and is not to be construed as a waiver or amendment of the provision or the right of the aggrieved party to insist upon compliance with such provision or to take remedial steps to recover damages or other relief for noncompliance. Any express waiver of any provision of this Agreement will not operate and is not to be construed as a waiver of any subsequent breach, whether occurring under similar or dissimilar circumstances. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, executors and personal representatives, but neither this Agreement nor any rights hereunder shall be assignable by Employee. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The captions set forth herein are for convenience of reference only and shall not be used in interpreting this Agreement. "Including" means including without limitation. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     EXECUTED  as  of  the  date  first  above  written.


      EMPLOYEE:


 Name:
 Address:


EMPLOYER:

AIRGATE  PCS,  INC.


     By:
Name:
Title: